UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 5, 2024

Date of Report (Date of earliest event reported)

Quetta Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41832	93-1358026
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1185 Avenue of the Americas, Suite 301 New York, NY 10036	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  +1(212) 612-1400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	QETAU	The Nasdaq Stock Market LLC
Common Stock	QETA	The Nasdaq Stock Market LLC
Rights	QETAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth Maker as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth Maker ☒

If an emerging growth Maker, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 5, 2024, Quetta Acquisition Corporation (the “Company”) issued an unsecured promissory note in the aggregate principal amount of $500,000 (the “Note”) to a Cayman Island based corporation, its registered assigns or successors in interest or its designated person (the “Holder”). The Note was issued in connection with a proposed transaction between the Company and the Holder. The proceeds from the Note are for general working capital.

The Note is non-interest bearing and is payable on the earlier date of (i) consummation of a proposed transaction between the Company and the Holder (ii) a breach by the Company of any its obligations under the Note, (iii) the termination of the proposed transaction  between the Company and the Holder, or (iv) expiration of the Combination Period (as defined in the Note).

The Holder will have the right to convert all or any part of the outstanding and unpaid amount of the Note into shares of common stock, or other securities, upon the consummation of the proposed transaction.

Upon the occurrence of an event of default as described in the Note, the note will automatically become immediately due and payable to the Holder.

The Note is governed by the laws of Hong Kong.

The foregoing is a brief description of the material terms and conditions of the Note, a form of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The disclosure set forth in Item 1.01 is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1†*	Form of Promissory Note dated November 5, 2024 issued to the Holder

†	The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.
*	Certain sensitive financial, commercial and strategic information relating to the Company has been redacted in the marked portions of the exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2024	Quetta Acquisition Corporation

	By:	/s/ Hui Chen
	Name:	Hui Chen
	Title:	Chief Executive Officer

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